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                                                                    EXHIBIT 32.1

CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2005

                                           By: /s/ JOHN W. STANTON
                                               ---------------------------------
                                               John W. Stanton
                                               Chairman of the Board and
                                               Chief Executive Officer

   The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).